UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2007
THE TALBOTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Talbots Drive, Hingham, Massachusetts		02043

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Amendment of Banking Facilities
     On April 16, 2007, The Talbots, Inc. (the “Company”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd. amended their banking facilities, effective as of April 13, 2007, as follows:
•	The credit agreement dated as of April 17, 1998, pursuant to which the Bank of Tokyo-Mitsubishi UFJ, Ltd. made available to the Company a discretionary revolving credit facility of up to $12,000,000 was terminated.

•	The credit agreement dated as of January 25, 1994, pursuant to which The Bank of Tokyo-Mitsubishi UFJ, Ltd. made available to the Company a discretionary revolving credit facility of up to $8,000,000 was terminated.

•	The Company and The Bank of Tokyo-Mitsubishi UFJ, Ltd. entered into a credit agreement, dated as of March 28, 2007, whereby The Bank of Tokyo-Mitsubishi UFJ, Ltd. has provided the Company with a term loan in the amount of $20,000,000. The principal will be due on April 13, 2012. Interest will be due every six months and will be fixed at 5.77% for the first two interest periods from April 2007 through April 2008, and will be fixed at 5.87% for the remaining interest periods through April 2012.
     On April 17, 2007, The Talbots, Inc. (the “Company”) received notice from The Norinchukin Bank (the “Bank”) that the Bank had approved an extension of its credit agreement with the Company to April 17, 2009. The facility provides for a maximum available borrowing of $28,000,000 and can be extended annually upon mutual agreement. Interest terms on the unsecured revolving credit agreement are fixed, at the Company’s option, for periods of one, three, or six months.
     The foregoing summary is subject in all respects to the actual terms of the facilities, copies of which are attached as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided under Item 1.01 of this report is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1	Termination Agreement as of April 13, 2007 between The Talbots, Inc. and The Bank of Tokyo-Mitsubishi, Ltd. regarding the $12,000,000 credit facility.

10.2	Termination Agreement as of April 13, 2007 between The Talbots, Inc. and The Bank of Tokyo-Mitsubishi, Ltd. regarding the $8,000,000 credit facility.

10.3	Credit Agreement dated as of March 28, 2007 between The Talbots, Inc. and The Bank of Tokyo-Mitsubishi, Ltd. regarding the $20,000,000 term loan.

10.4	Acceptance of Extension of the Revolving Credit Agreement between The Talbots, Inc. and The Norinchukin Bank.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Date April 19, 2007	By:	/s/ Carol Stone

Name: Carol Stone
Title: Vice President, Corporate Controller